UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800 Newport Beach, CA	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CLNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2024, Clean Energy Fuels Corp. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The holders of the Company’s common stock considered and voted on four proposals at the Annual Meeting and cast their votes on each such proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected to the Board the nine director nominees set forth in the proxy statement for the Annual Meeting, each to serve for a one-year term until the Company’s next annual meeting of stockholders and until his or her respective successor is duly elected and qualified or until his or her earlier resignation or removal. The results of the voting on Proposal 1 were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Andrew J. Littlefair	129,785,269	7,169,495	39,676,139
Stephen A. Scully	130,800,589	6,154,175	39,676,139
Lizabeth Ardisana	124,327,578	12,627,186	39,676,139
Karine Boissy-Rousseau	124,051,769	12,902,995	39,676,139
Patrick J. Ford	132,338,900	4,615,864	39,676,139
James C. Miller III	129,240,383	7,714,381	39,676,139
Kenneth M. Socha	124,295,260	12,659,504	39,676,139
Mathieu Soulas	123,982,686	12,972,078	39,676,139
Vincent C. Taormina	116,126,682	20,828,082	39,676,139

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the voting on Proposal 2 were as follows:

Votes For:	167,017,977
Votes Against:	7,475,853
Votes Abstained/Withheld:	2,137,073
Broker Non-Votes:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers. The results of the voting on Proposal 3 were as follows:

Votes For:	101,900,061
Votes Against:	34,412,403
Votes Abstained/Withheld:	642,300
Broker Non-Votes:	39,676,139

Proposal 4: The holders of the Company’s common stock approved adoption of the 2024 Performance Incentive Plan. The results of the voting on Proposal 4 were as follows:

Votes For:	123,478,163
Votes Against:	12,763,955
Votes Abstained/Withheld:	712,646
Broker Non-Votes:	39,676,139

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	Clean Energy Fuels Corp.

	By:	/s/ Andrew J. Littlefair
Name: Andrew J. Littlefair
Title: President and Chief Executive Officer

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